Exhibit 24.1
POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), unsecured obligations of Lockheed Martin Corporation (the “Corporation”) to pay deferred compensation under the Corporation’s nonqualified employee benefit plans, including the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the Lockheed Martin Corporation Supplemental Savings Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Daniel F. Akerson
DANIEL F. AKERSON Director
February 23, 2023

Power of Attorney – S-8 (Non-Qualified Employee Benefit Plans)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), unsecured obligations of Lockheed Martin Corporation (the “Corporation”) to pay deferred compensation under the Corporation’s nonqualified employee benefit plans, including the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the Lockheed Martin Corporation Supplemental Savings Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David B. Burritt
DAVID B. BURRITT Director
February 23, 2023

Power of Attorney – S-8 (Non-Qualified Employee Benefit Plans)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), unsecured obligations of Lockheed Martin Corporation (the “Corporation”) to pay deferred compensation under the Corporation’s nonqualified employee benefit plans, including the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the Lockheed Martin Corporation Supplemental Savings Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Bruce A. Carlson
BRUCE A. CARLSON Director
March 4, 2023

Power of Attorney – S-8 (Non-Qualified Employee Benefit Plans)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), unsecured obligations of Lockheed Martin Corporation (the “Corporation”) to pay deferred compensation under the Corporation’s nonqualified employee benefit plans, including the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the Lockheed Martin Corporation Supplemental Savings Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James O. Ellis, Jr.
JAMES O. ELLIS, JR. Director
February 23, 2023

Power of Attorney – S-8 (Non-Qualified Employee Benefit Plans)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), unsecured obligations of Lockheed Martin Corporation (the “Corporation”) to pay deferred compensation under the Corporation’s nonqualified employee benefit plans, including the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the Lockheed Martin Corporation Supplemental Savings Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas J. Falk
THOMAS J. FALK Director
February 23, 2023
Power of Attorney – S-8 (Non-Qualified Employee Benefit Plans)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), unsecured obligations of Lockheed Martin Corporation (the “Corporation”) to pay deferred compensation under the Corporation’s nonqualified employee benefit plans, including the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the Lockheed Martin Corporation Supplemental Savings Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph F. Dunford, Jr.
JOSEPH F. DUNFORD, JR. Director
February 23, 2023

Power of Attorney – S-8 (Non-Qualified Employee Benefit Plans)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), unsecured obligations of Lockheed Martin Corporation (the “Corporation”) to pay deferred compensation under the Corporation’s nonqualified employee benefit plans, including the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the Lockheed Martin Corporation Supplemental Savings Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Ilene S. Gordon
ILENE S. GORDON Director
February 23, 2023

Power of Attorney – S-8 (Non-Qualified Employee Benefit Plans)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), unsecured obligations of Lockheed Martin Corporation (the “Corporation”) to pay deferred compensation under the Corporation’s nonqualified employee benefit plans, including the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the Lockheed Martin Corporation Supplemental Savings Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ John M. Donovan
JOHN M. DONOVAN Director
February 23, 2023

Power of Attorney – S-8 (Non-Qualified Employee Benefit Plans)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), unsecured obligations of Lockheed Martin Corporation (the “Corporation”) to pay deferred compensation under the Corporation’s nonqualified employee benefit plans, including the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the Lockheed Martin Corporation Supplemental Savings Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Vicki A. Hollub
VICKI A. HOLLUB Director
February 23, 2023

Power of Attorney – S-8 (Non-Qualified Employee Benefit Plans)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), unsecured obligations of Lockheed Martin Corporation (the “Corporation”) to pay deferred compensation under the Corporation’s nonqualified employee benefit plans, including the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the Lockheed Martin Corporation Supplemental Savings Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Jeh C. Johnson
JEH C. JOHNSON Director
February 23, 2023

Power of Attorney – S-8 (Non-Qualified Employee Benefit Plans)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), unsecured obligations of Lockheed Martin Corporation (the “Corporation”) to pay deferred compensation under the Corporation’s nonqualified employee benefit plans, including the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the Lockheed Martin Corporation Supplemental Savings Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Debra L. Reed-Klages
DEBRA L. REED-KLAGES Director
February 23, 2023

Power of Attorney – S-8 (Non-Qualified Employee Benefit Plans)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), unsecured obligations of Lockheed Martin Corporation (the “Corporation”) to pay deferred compensation under the Corporation’s nonqualified employee benefit plans, including the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the Lockheed Martin Corporation Supplemental Savings Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James D. Taiclet
JAMES D. TAICLET Director
February 23, 2023

Power of Attorney – S-8 (Non-Qualified Employee Benefit Plans)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), unsecured obligations of Lockheed Martin Corporation (the “Corporation”) to pay deferred compensation under the Corporation’s nonqualified employee benefit plans, including the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the Lockheed Martin Corporation Supplemental Savings Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Patricia E. Yarrington
PATRICIA E. YARRINGTON Director
February 23, 2023

Power of Attorney – S-8 (Non-Qualified Employee Benefit Plans)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), unsecured obligations of Lockheed Martin Corporation (the “Corporation”) to pay deferred compensation under the Corporation’s nonqualified employee benefit plans, including the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the Lockheed Martin Corporation Supplemental Savings Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Jesus Malave
JESUS MALAVE Chef Financial Officer
February 23, 2023
Power of Attorney – S-8 (Non-Qualified Employee Benefit Plans)

POWER OF ATTORNEY
LOCKHEED MARTIN CORPORATION
The undersigned hereby constitutes Maryanne R. Lavan, Kerri R. Morey and Peter L. Trentman, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed with the Securities and Exchange Commission (“Commission”) one or more registration statements on Form S-8, or amendments thereto, with exhibits and other documents in connection therewith, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), unsecured obligations of Lockheed Martin Corporation (the “Corporation”) to pay deferred compensation under the Corporation’s nonqualified employee benefit plans, including the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and the Lockheed Martin Corporation Supplemental Savings Plan, and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ H. Edward Paul III
H. EDWARD PAUL III Vice President and Controller
April 18, 2023
Power of Attorney – S-8 (Non-Qualified Employee Benefit Plans)